UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009

ANESIVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2009, Anesiva, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the securities purchase agreement, dated as of January 20, 2009 (the “Securities Agreement”), by and between the Company and Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP (each an “Investor” and collectively, the “Investors”) which, among other things, provides that (i) the Investors may purchase amounts not purchased by the Company’s stockholders, other than the Investors, in the Rights Offering (as defined below in Item 8.01) and (ii) in certain circumstances set forth in the Amendment the Investors will be treated on a pari passu basis with the holders of notes purchased in the Rights Offering.

On March 27, 2009, the Company entered into an agreement with Titan Pharmaceuticals, Inc. for the sublease of approximately 6,871 square feet for its corporate headquarters located in South San Francisco, California, for a period of 15 months, beginning on April 1, 2009, and ending on June 29, 2010 (the “Sublease”). The monthly base rent, which includes common area maintenance and electricity costs, is approximately $8,933 per month for the term of the Sublease, with payments beginning June 1, 2009, for a total liability of $116,130 for the term of the Sublease.

The foregoing is a summary description of the terms and conditions of the Amendment and the Sublease and by its nature is incomplete. It is qualified in its entirety by the text of the Amendment and the Sublease, copies of which are attached hereto as exhibits 10.87 and 10.88 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2009, Anesiva issued and sold securities (the “Securities”) in the amount of $1.3 million pursuant to a subsequent closing pursuant to the terms and conditions of the Securities Agreement, in which Sofinnova Venture Partners VII, L.P., CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP participated. After the subsequent closing, the Company has received an aggregate amount of $6.3 million under the Securities Agreement. A description of the material terms of the Securities Agreement and the Securities was previously disclosed under Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2009, and is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2009 the Company received a notification from The Nasdaq Stock Market (“Nasdaq”) that the Company is not in compliance with Marketplace Rule 4450(a)(3) because the Company’s stockholders’ equity at December 31, 2008 was less than the $10.0 million required for continued listing on The Nasdaq Global Market. In addition, the Company is not in compliance with Marketplace Rule 4450(b)(1) because the market value of listed securities of the Company is less than $50.0 million and the total assets and total revenue of the Company was less than $50.0 million as of December 31, 2008. In the notice, Nasdaq requested that the Company provide a plan to regain compliance with the continued listing requirements of The Nasdaq Global Market by April 13, 2009. Nasdaq will contact the Company with any questions or concerns regarding the plan. If Nasdaq does not accept the plan, it will provide the Company with a written notification that its securities will be delisted from The Nasdaq Global Market. If it receives a notification, the Company may then apply to move to The Nasdaq Capital Market or appeal Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Panel. The Company intends to submit a plan with Nasdaq before April 13, 2009, to maintain its listing on The Nasdaq Global Market.

On March 31, 2009, the Company notified Nasdaq that Dr. Ferguson had resigned from the Board of Directors of the Company (the “Board of Directors”), and that as a result of Dr. Ferguson’s resignation and the resulting vacancy on the Audit Committee of the Board of Directors (the “Audit Committee”), the Company is no longer in compliance with Nasdaq Marketplace Rule 4350(d). Nasdaq’s Marketplace Rule 4350(d) requires, among other things, that the Company’s Audit Committee has at least three members.

Item 3.02. Unregistered Sales of Equity Securities.

The Securities described in Item 2.03 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Securities Agreement contains representations to support the Company’s reasonable belief that the Investors had access to information concerning its operations and financial condition, that the Investors are acquiring the Securities for their own account and not with a view to the distribution thereof, and that the Investors are “accredited investors” as defined by Rule 501 promulgated under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2009, Rodney A. Ferguson, J.D., Ph.D. tendered his resignation from the Board of Directors and all committees thereof, effective immediately. Dr. Ferguson served on the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors. Dr. Ferguson’s resignation is not the result of any disagreement with the Company or any matter relating to the Company’s operations, policies, or practices.

Item 8.01. Other Events.

In connection with the previously announced offering by the Company of subscription rights to purchase an aggregate principal amount of $3,000,000 of notes to holders of the Company’s common stock (the “Rights Offering”), the Company is filing the items included as exhibits 4.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to this current report on Form 8-K for the purpose of incorporating such items as exhibits in its Registration Statement on Form S-3 (File No. 333-133337). The notes will be governed by the terms of the Senior Debt Indenture and the Supplemental Indenture to Indenture, each dated April 2, 2009, by and between the Company and The Bank of New York Mellon Trust Company, N.A., filed as exhibits 4.3 and 4.4 to this current report on Form 8-K and incorporated by reference in the Company’s Registration Statement on Form S-3 (File No. 333-133337).

Item 9.01. Financial Statements and Exhibits.

4.1	Form of Rights Certificate.

4.2	Senior Debt Indenture, dated April 2, 2009, by and between Anesiva, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.3	Supplemental Indenture, dated April 2, 2009, by and between Anesiva, Inc. and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Cooley Godward Kronish LLP.

10.87	Amendment to Securities Purchase Agreement, dated April 1, 2009, by and between Anesiva, Inc. and Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP.

10.88	Sublease agreement, dated March 27, 2009, by and between Anesiva, Inc. and Titan Pharmaceuticals, Inc.(1)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1 hereto).

99.1	Form of Instructions for Completion of Rights Certificates.

99.2	Form of Notice of Guaranteed Delivery for Rights Certificates.

99.3	Form of Letter to Stockholders.

99.4	Form of Letter to Brokers, Dealers and Other Nominees.

99.5	Form of Letter to Clients.

99.6	Form of Nominee Holder Certification.

99.7	Beneficial Owner Election Form.

(1)	The underlying master lease agreement and amendments thereto were filed as exhibits 10.18 under Titan Pharmaceuticals, Inc.’s Form 10-KSB for the year ended December 31, 1995 and Forms 10-K for the years ended December 31, 2001, 2003 and 2004, and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2009	ANESIVA, INC.

	By:	/s/ John H. Tran
John H. Tran
Vice President, Finance and Corporate Controller

Index to Exhibits

4.1	Form of Rights Certificate.

4.2	Senior Debt Indenture, dated April 2, 2009, by and between Anesiva, Inc. and The Bank of New York Mellon Trust Company, N.A.

4.3	Supplemental Indenture, dated April 2, 2009, by and between Anesiva, Inc. and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Cooley Godward Kronish LLP.

10.87	Amendment to Securities Purchase Agreement, dated April 1, 2009, by and between Anesiva, Inc. and Sofinnova Venture Partners VII, L.P., Alta California Partners III, L.P., Alta Embarcadero Partners III, LLC, Alta Partners VIII, LP, CMEA Ventures VII, L.P., CMEA Ventures VII (Parallel), L.P., InterWest Partners VIII, LP, InterWest Investors VIII, LP, and InterWest Investors Q VIII, LP.

10.88	Sublease agreement, dated March 27, 2009, by and between Anesiva, Inc. and Titan Pharmaceuticals, Inc.(1)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Cooley Godward Kronish LLP (included in Exhibit 5.1 hereto).

99.1	Form of Instructions for Completion of Rights Certificates.

99.2	Form of Notice of Guaranteed Delivery for Rights Certificates.

99.3	Form of Letter to Stockholders.

99.4	Form of Letter to Brokers, Dealers and Other Nominees.

99.5	Form of Letter to Clients.

99.6	Form of Nominee Holder Certification.

99.7	Beneficial Owner Election Form.

(1)	The underlying master lease agreement and amendments thereto were filed as exhibits 10.18 under Titan Pharmaceuticals, Inc.’s Form 10-KSB for the year ended December 31, 1995 and Forms 10-K for the years ended December 31, 2001, 2003 and 2004, and are incorporated by reference herein.